R3E


R3E

THE CORNERSTONE OF NEXT GENERATION MOBILITY

February 2021

Disclaimer

This presentation (the "presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between REE Automotive Ltd. ("REE") and 10X Capital Venture Acquisition Corp ("10X") and related transactions (the "Transaction") and for no other purpose.

No Representations and Warranties

This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate the Transaction. This presentation is not intended to form the basis of any investment decision and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by 10X or REE or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between 10X and REE and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. 10X and REE disclaim any duty to update the information contained in this presentation. Viewers of this presentation should each make their own evaluation of REE, 10X and the Transaction and of the relevant and adequacy of the information contained herein and should make such other investigations as they deem necessary.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1996. 10X's and REE's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intend", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, 10X's and REE's expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside 10X's and REE's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against 10X or REE following the announcement of the Transaction; (2) the inability to complete the Transaction, including due to the inability to concurrently close the business combination and the private placement of common stock or due to failure to obtain approval of the stockholders of 10X; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time described in 10X's registration on Form S-1, the proxy statement relating to the Transaction, including those under "Risk Factors" therein, and in 10X's other filings with the U.S. Securities and Exchange Commission ("SEC"). 10X and REE caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither 10X nor REE undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this presentation, 10X and REE rely on and refer to publicly available information and statistics regarding market participants in the sectors in which REE competes and other industry data. Any comparison of REE to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to REE. REE obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While REE believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither REE nor 10X has independently verified the information provided by the third-party sources.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but 10X and REE will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimer (Cont'd)

Additional Information

In connection with the proposed transaction, REE will file with the Securities and Exchange Commission ("SEC") a registration statement on Form F-4 that will include a proxy statement of 10X in connection with 10X's solicitation of proxies for the vote by 10X's shareholders with respect to the proposed transaction and other matters as may be described in the registration statement. REE and 10X also plan to file other documents with the SEC regarding the proposed transaction and a proxy statement/prospectus will be mailed to holders of shares of 10X's Class A ordinary shares. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILLCONTAIN IMPORTANT INFORMAT10X ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about REE and 10X will be available without charge at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, when available, without charge, from REE's website at https://ree.auto/. Copies of the proxy statement/prospectus can be obtained, when available, without charge, from 10X's website https://www.10xspac.com/.

Participants in the Solicitations

REE, 10X and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from 10X's shareholders in connection with the proposed transaction. You can find more information about 10X's directors and executive officers in 10X's final prospectus dated November 24, 2020 and filed with the SEC on November 25, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Financial Information

The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of REE for the periods presented. An audit of these financial statements is in process. Accordingly, such financial information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement to be filed with the SEC by 10X in connection with the Transaction.

Use of Projections

This presentation also contains certain financial forecasts, including projected revenue. Neither 10X's nor REE's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of 10X's or REE's control. Additionally, the projections are based on current platform designs and if new platform designs are developed and/or implemented there is no assurance that the projections presented herein will be applicable. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Use of Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures, such as EBITDA, Capex and Free Cash Flow. EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. Free Cash Flow is defined as EBITDA less Capex and Investment in Working Capital.10X and REE believe that these non-GAAP measures are useful to investors for two principal reasons: 1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and 2) these measures are used by REE's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of REE and the combined company to its competition. 10X and REE believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. A reconciliation of non-GAAP financial measures in this presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, REE is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these forward-looking non-GAAP financial measures. The non-GAAP financial measures included in this presentation may not be comparable to similarly-titled measures presented by other companies.

REE and 10X Combine to Create the Cornerstone of Electric Mobility

Highly differentiated from other EV offerings in the market

Transaction Structure

- On February 3, 2021, REE and 10X entered into a business combination agreement
- Transaction is expected to close by end of Q2 2021
- It is anticipated that the post-closing company, REE, will be listed on Nasdaq

Valuation

- Transaction implies a fully distributed pro forma enterprise value of $3.1 billion, representing multiples of 0.6x EV / 2025E revenue and 3.5x EV / 2025E EBITDA[1]
- Highly attractive entry point relative to EV ecosystem

Capital Structure

- Transaction is expected to result in $501 million of total gross proceeds raised to fund growth[2,3]
    - Based on $201 million in cash from 10X's trust account and a $300 million PIPE
- Transaction expected to fully fund business model through cash flow positive
- All-primary transaction; existing REE shareholders, including management, are rolling all their equity and collectively are expected to own 83.8% of the pro forma company at closing[2]
- Co-founders to hold 10x voting Class B ordinary shares granting each up to 39% voting power in the company (assuming no redemptions)



(1) These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures. For more information about non-GAAP financial measures, see slide 3
(2) Assumes no redemption by 10X Capital's existing stockholders
(3) Does not include fees and expenses

Combined Leadership Well Positioned to Accelerate Transition to EV and Autonomous Vehicles

Experienced & Entrepreneurial REE Management Team



Daniel Barel
Co-Founder & CEO

- Visionary leader and serial entrepreneur
- Founder, SoftWheel & SpecterX



Ahishay Sardes
Co-Founder & CTO

- 15+ years of experience
- Leadership R&D roles at multinational technology companies



Michael-John Charlton
COO

- 25+ years experience
- Led global production expansion & plant establishment @Tenneco and ZF



Keren Shemesh
CMO

- 20+ years experience
- Led global B2B high-tech companies



Hai Aviv
CFO

- 15+ years of experience
- Prior public CFO roles:
  @BeyondAir $XAIR
  @Babylon $BBYL



Angelique Strong Marks
General Counsel

- 25+ years experience
- Chief Legal Officer at multiple multinational corporations

Global Talent Pool fusing Auto & Tech expertise, from:

ARRIVAL, TESLA, Fisker, KARMA, INNOVIZ Technologies, Mobileye, intel, Ford, GM, FCA, TENNECO, Delphi Technologies, ZF, BYTON, Elmo Motion Control, Elbit Systems, Autotalks, Plasan

Highly Successful 10X Investment Team



Hans Thomas
CEO & Chairman

- Founder @ 10X
- 20+ Years Wall St. & Silicon Valley
- Entrepreneur, VC + SPAC investor
- Featured in Bloomberg, WSJ, etc.



Oliver Wriedt
President & Head of Capital Markets

- 25+ Years Experience
- CEO @Vibrant Capital $7.3Bn AUM
- Co-CEO @CIFC $30Bn AUM
- Partner @GoldenTree $40Bn AUM



David Weisburd
COO & Head of Origination

- Co-Head of Venture Capital @ 10X
- Founder, Growth Technology Partners (acquired by 10X)
- Partner, Flight Ventures



Guhan Kandasamy
CFO

- Chief Credit Officer @ 10X
- 18Year track record @Fannie Mae, DBRS, CoreLogic, Opera/Electrif.ai
- MBA Finance from Oxford

Selected Portfolio Companies[1]:

DraftKings, Palantir, Compass Therapeutics, wish, Robinhood, headspace, CRUISE, 23andMe, better.com, TONAL, vicarious, ConvergeOne

(1) List is representative & not exhaustive. Includes investments & transactions attributable to SPAC management & board, and in cases of SPACs, on target & acquirer side

Investment Thesis

The cornerstone of next generation electric mobility

Tailwinds

- Trillion dollar[1] global market undergoing rapid transformation
- Regulatory environment; maturing technology; consumer behavior

Team

- Entrepreneurial & industry experienced

Technology: The Corner

- Elegant, disruptive – with 60+ patents
- Differentiated offering – superior platform offering

TAM: Largest[2] in Peer Group

- Best approach: Horizontal B2B business model
- Scalable, Capex-light model
- Completes other EV makers and suppliers, doesn't compete

Traction / Go-to-Market Momentum

- Starting in highly profitable market segment
- Blue-Chip strategic partners, customers, investors
- Significant signed demand

Highly Differentiated from other EV Offerings

- REE's tech & business model are **agnostic** to *who* or *what* wins, as market develops
    - Battery vs. Fuel Cell
    - Autonomous vs. Human Driven
    - Startups vs. Incumbents *(RE: OEMs, Manufacturers or component suppliers)*
- Real, essential Tech. Real, diverse Market Validation. Real Competitive Moat



(1) Based on REE's average selling price and Frost & Sullivan Forecast
(2) See slide: Unique Technology & Go-To-Market Strategy Relative to New Mobility Players



REE's Vision

We strive to be the cornerstone on top of which mobility players can build their dreams of future services, unbound by legacy thinking, as we carry the next generation of electric and autonomous vehicles on a truly modular and scalable platform



REEcorner

The cornerstone of next generation electric mobility

Modularity

- Modular vehicle architecture (supports a wide variety of size, weight and bodies)
- Power source agnostic (BEV or FCEV)
- In house development of single wheel X-by-wire technology (SBW, BBW, DBW)
- Low center of gravity, smaller footprint and more space[1]

Serviceability

- Superior total cost of ownership (TCO)[2]
- Minimal downtime with quick REEcorner replacements
- Upgradeable via OTA (over the air)

Smart Corners

- Advanced data collection and analytics
- Preventative maintenance AI
- Autonomous-ready
- Fail operational, full redundancy without a single point of failure

Meets Zero-Emission Regulations

(1) Based on current REE design and REE internal research team
(2) See slide: Superior Total Cost of Ownership



Play video

From Vision to Reality

Disruptive technology behind a modular EV platform to carry the future of electric mobility

Play video



REE's Cornerstone Solution[1]

Horizontal player for maximum addressable market


New BEV OEM
Class 1
New FCEV OEM
Class 7
Large new BEV OEM
Class 2 Truck
Class 3 CV
TESLA
Class 2 PV, CV, Truck
GM
Ford
Class 1 - 7
PV, CV, Truck
REE
Powertrain
Suspension
Drivetrain
Steering
Control
Traditional Tier 1
Chassis
Broader Supply Chain
Battery
Power Electronics
Thermal Management
Body
Seating
Dashboard
Air Bags
Infotainment
Headlights
Connectivity
Distribution channels
Aftermarket Service+

Only fully horizontal player[2]

- The largest addressable market
- Unified and complete full system solution
- Can collaborate with a variety of market players

(1) Based on publicly available information, based on US classification
(2) See slide: Unique Technology & Go-To-Market Strategy Relative to New Mobility Players

REE's Innovative Platform Serves $700Bn+[1] Total Addressable Market (TAM)

Significant growth expected in each of REE's target opportunities[2]

Scalable Modular Architecture Supports All Mission Specific EVs



MD Truck / EV Bus
E-LCV / EV Shuttle
Mid Mile Delivery
Robo Taxi / PV
Last Mile Delivery

TAM Breakdown[1]



Passenger Vehicles: 60%
$700Bn+[1] Total Market Opportunity
Autonomous Delivery: 4%
Light Commercial Vehicles: 6%
Mid Duty Commercial Vehicles: 2%
E-Shuttles and Robotaxi / MaaS: 28%



31% CAGR[3]
3.1
4.4
6.4
9.3
13.1
15.3
19.1
24.3
29.3
34.7
2021E
2022E
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E

Total EV TAM (Units in Millions)

(1) Based on REE's average selling price and Frost & Sullivan Forecast
(2) Based on Frost & Sullivan Forecast
(3) These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results

Our Partners & Investors[1]

Key Strategic Partners & Cooperation Highlights

Mahindra Rise.

One of the largest EV manufacturers with a unique cost structure and global footprint. *MOU to explore strategic collaboration of jointly developed all-electric commercial vehicles for global markets.*

HINO A TOYOTA GROUP COMPANY

Hino Motors is the medium and heavy-duty truck arm of **Toyota**, and a leader in MaaS & electrification. *Announced cooperation at the Tokyo Motor Show 2019.*

KYB

KYB is a top 5 Tier-1 supplier of shock absorbers, air suspension and power steering systems. *Partnership to develop suspension capabilities.*

IOCHPE-MAXION

Maxion Wheels is one of the world's largest wheel manufacturer and a leader in truck chassis systems. *Partnership to co-develop and manufacture exclusive wheel design and chassis solutions.*

Key Strategic Investors & Partners

AAM

American Axle & Manufacturing is a global Tier-1 supplier in driveline, powertrain, and casting technologies.

Mitsubishi Corporation

Mitsubishi Corporation is Japan's largest trading company. *Business, partnerships and marketing cooperation.*

MUSASHi

Musashi Seimitsu is one of the world's largest powertrain manufacturer and is partially owned by **Honda** Motor Co., Ltd. *Announced collaboration on a foundation for future electric vehicles at Frankfurt Motor Show 2019.*



OEM Partnership

Targeting global volumes of 200,000 to 250,000 eLCV units, the Strategic MOU Collaboration with Mahindra leverages REE's corner module and modular platform technology and Mahindra's vehicle design, engineering, sourcing capability and manufacturing assets.



OEM Cooperation

HINO FlatFormer

The idea of the Flatformer concept was initiated by Hino Motors, one of the leading truck manufacturers in the world, to deliver optimized space, flexibility and energy efficiency to customers. With a shared vision of creating a sustainable future, REE's and Hino Motors' cooperation was showcased in the FlatFormer modular concept model, a super-flexible chassis that optimizes electric mobility solutions.

(1) Represents both recent and current cooperation activities and/or strategic partners. Companies information based on publicly available information

REE's Strategic Integration Center Plan[1]

Globally Distributed Integration Centers
2021-2023 Plan


1
U.S.A.
2
Germany
3
Japan

- REE will assemble components at its integration centers, thus reducing Capex requirements
- Expect to have a network of 15 integration centers by 2026 with annual capacity of ~600k units


Land & Building: 43%
Other: 23%
$15M Total Cost per IC²
Assembly & Testing: 33%


Annual Capex Spend² ($ in Millions)
Set-up of Integration Centers
Tooling & Other Capex
$22
$26
$57
$126
$214
$335
2021
2022
2023
2024
2025
2026


Expected Integration Center Capacity (Units in Thousands)
New Capacity
Existing Capacity
40
80
160
280
440
600
2021
2022
2023
2024
2025
2026
New Facilities
1
1
2
3
4
4

(1) Cost, timing and locations represent management expectation and are subject to change. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results
(2) Includes Capex for machinery and tooling, R&D engineering centers, replacement and refurbishment, and other

Strong and Diverse Customer Pipeline[1]

- $19Bn+ total cumulative revenue by 2026
  - Signed MOUs represent $5.1Bn of total cumulative revenue by 2026, or 27% of total cumulative revenue
  - $14.0Bn in Advanced Pipeline stage by 2026
  - Partners include leaders in EV and autonomous driving across Automotive, Logistics, and Mobility / Technology
- Additional early-stage customers represent significant upside potential

Total Pipeline Revenue by Stage ($ in Billions)[2]



Signed MOUs
Advanced Pipeline
0.3
2.7
5.7
10.4
2023
2024
2025
2026

Cumulative 2021E - 2026E Revenue By Stage[2]



Signed MOUs
$5.1Bn / 27%
Advanced Pipeline
$14.0Bn / 73%

Total: $19.1Bn

Cumulative 2021E - 2026E Revenue by Segments[2]



Mobility as a Service (MaaS)
10%
Autonomous Delivery
15%
Mid Duty Commercial Vehicles
18%
Light Commercial Vehicles
27%
Delivery Vans and Trucks
29%

Total: $19.1Bn

Cumulative 2021E - 2026E Units By Stage[2]



Signed MOUs
260K / 35%
Advanced Pipeline
477K / 65%

Total: 737K Units

(1) MOUs may be modified or canceled pursuant to their terms. The Advanced Pipeline reflects initial revenue indications from potential customers and not contractual commitments. Actual sales may differ materially from projected volume
(2) These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results

Unique Technology & Go-To-Market Strategy Relative to New Mobility Players



	REE	Arrival	Rivian	Canoo	Fisker	Nikola	Hyliion	Lordstown
Revenues	Pre revenue	Pre revenue	Pre revenue	Pre revenue	Pre revenue	Pre revenue	Pre revenue	Pre revenue
# of platforms	3	2	2	1	1	1	1	1
Orderbook	260,000 [2] ($5.1Bn) by 2026	20,000[1] ($1.2Bn)	116,000 (NA)	(NA)	10,000 (~$0.4Bn)	14,600 ($10.2Bn)	1,500 (~$0.3Bn)	100,000 (~$5Bn)
Global footprint	Israel, US, UK, Germany	US, UK, Germany, Russia, Netherland	US	US	US, UK	US, EU	US, Canada	US
Addressable market	Class 1-6 $700Bn[5]	Class 2 & 7 $430Bn	Class 2 & 3 NA	Class 1 $51Bn[4]	Class 1 NA	Class 7-8 $700Bn	Class 8 $94Bn	Class 2 $65Bn[4]
Strategic cooperation	Hino, Mitsubishi Corporation, Mahindra Rise	UPS, Hyundai	Ford	Hyundai		Iveco	Dana	GM
Tech adaptation	AAM, Musashi, Iochpe-Maxion, KYB	Comau	Cox Automotive, amazon	Magna Steyr	Cox Automotive, Magna Steyr	Bosch	Sensata Technologies	Goodyear, Workhorse
Enterprise value	$3.1Bn	$16.9Bn[3]	~$27.6Bn[3]	$3.2Bn[3]	$4.1Bn[3]	$8.1Bn[3]	$2.8Bn[3]	$4.2Bn[3]

Source: Capital IQ, Pitchbook, S&P Global Market Intelligence, Investor Presentations, Company Filings, Company Website and Public Sources. (1) Includes option to order additional 10,000 units. (2) Potential opportunities based on current agreements and advance pipeline, see slide: Strong and Diverse Customer Pipeline. (3) Canoo, Fisker, Nikola, Hyliion, and Lordstown market data as of February 1, 2021. Arrival valuation based on CIIG Merger Corp (NASDAQ: CIIC) and Rivian valuation based on estimated ~$25 billion valuation in latest financing round in process reported in January 2021 and an additional $2.65 billion in funding raised subsequently from a group of investors led by T. Rowe Price Group Inc. (4) Primary market TAM. Canoo and Lordstown data from investor presentations. (5) Based on REE's average selling price and Frost & Sullivan Forecast 2030E TAM

Industry Disruptor Positioned For Long-Term and Sustainable Growth

REE will be the cornerstone for future electric vehicles




pioneers
FASTCOMPANY
AUTONOMOUS
AVT ACES
2020 AWARD WINNER
EUROPEAN PRODUCT DESIGN AWARD
FINALIST
TU-Automotive
AWARDS

Scalable and modular corner technology for broad range of EV and AD vehicles
- Massive and rapidly growing TAM
- 3.1MM units today, projected to grow to 13.1MM in 2025 and 34.7MM in 2030[1]

Unique horizontal approach and rapid platform development cycle
- Developing 5 functional platform classes for multi-segment coverage, from Class 1 to Class 6 vehicles
- Power agnostic (BEV & FCEV)

Groundbreaking and proprietary technology (REEcorner)
- 60+ patents across design, component engineering & software

Strong pipeline from leading automotive, logistics and technology companies[2]
- Over $19.1Bn cumulative revenue opportunity by 2026 from OEMs, logistics and technology companies

Capex light and flexible manufacturing approach
- Supported by global automotive Tier 1 network
- >30% gross margins
- Start of Production (SOP) 2023 CY[3]

Compelling growth, margins, and cash flow profile with significant upside potential

Strong leadership team
- Proven execution track record
- Diverse talent pool combining automotive and tech
- Team locations: US, Israel, Germany and the UK

(1) Based on F&S forecast, total global EV market
(2) See slide: Strong and Diverse Customer Pipeline
(3) See slide: REE's Strategic Integration Center Planx

Unique and Compelling Business Model



REEE's Cornerstone Solution To Power Mission Specific Applications[1]

Logistics & Cargo Applications

Mobility as a Service Applications



$700Bn+[2] Total Market Opportunity


45% CAGR
61
1,700
AD Last Mile
25% CAGR
220
1,634
E-LCV
24% CAGR
27
183
MD Truck
78% CAGR
47
8,403
E-Shuttle, Robo Taxi, MaaS
27% CAGR
2,739
22,822
Passenger
2021
2030

*Units in Thousands

(1) Based on Frost & Sullivan Forecast. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results
(2) Based on REE's average selling price and Frost & Sullivan Forecast

REE Offers a Unique Value Proposition to OEMs

Integration of REEcorner modules into OEM flat EV platforms enables fast and efficient entry to EV markets

Cost Efficiencies

- Seamless integration of OEM technology and supply chain (ie battery, body, etc)
- Minimized in-house development for resource and Capex savings
- Superior Design for Manufacturing & Design for Serviceability for reduced vehicle assembly and aftersales costs

Short Time to Market

- Short design, development and assembly cycle, enables agile reactions to evolving business models, market opportunities, regulations and competitive actions
- Integrated powertrain components & control systems, pre-certified for safety
- Adoption of REE technology can facilitate ADAS Technology implementation through to Level 5

Incremental Revenue

- Scalable and modular platform technology for maximum market coverage, enabling entrance into new segments and services
- Complements OEM transitions to software and service monetization, supporting incremental application layers with REE's network of partner experts
- Integrated DaaS capabilities for Aftersales revenue and service offerings



REE Offers a Unique Value Proposition to Service Providers (MaaS & Logistics)

REEcorner technology enables the development of mission specific vehicles, allowing mobility players and service providers to concentrate on core areas of expertise. Service Providers must no longer be limited to off the shelf offerings

Modularity

- Any level of customized body, functionality, ADAS capability and service layers for mission specific applications at required quantities
- Platforms capable of supporting more than one body for multi purpose units - maximum uptime, usage, and revenue generation
- Facilitates comprehensive global strategies - core component and system commonalities yet optimized for local market regulations & needs

Functionality

- Best-in-Class[1] functional capabilities across segments and classes - cargo space, battery capacity agnostic of type, ergonomics, maneuverability and payload
- Robust data collection capabilities and network of partner experts for DaaS layers
- Future proofed - modular and highly functional technology allows for upgradeable corners and additional layered services to meet evolving needs

Lower TCO and Cost Efficiencies

- Optimized Design for Serviceability and corner swap capabilities enable low MTTR[2], minimal spare part inventories due to maximum common components, and longer lifecycles via upgradeable corners and bodies
- Operational efficiencies from a single global strategy - wide fleet implementation with comprehensive unmatched preventative maintenance AI and OTA upgrades
- Industry's flattest[3] platform enables much more room for passengers, cargo and batteries (longer ranges for fewer routes)



(1) Based on publicly available information and statistics regarding Class 2 Vehicles in the sectors in which REE competes
(2) Mean time to repair
(3) Based on publicly available information and statistics regarding market participants in the sectors in which REE competes

Best-In-Class Specifications Across e-LCV Classes[1]

Class 2 Vehicles

REEcorner & Control technology enables the most functional vehicles across key segments.

More Cargo Volume & Cargo Volume per meter length - carries more, less routes



15
6
10.7
11
13.8
Cargo Volume (m3)



2.68
1.17
1.79
1.81
2.4
Cargo Volume / Length (m3/m)

Minimal Turning Radius - better maneuverability, drivability in urban areas



5.8
12.9
13.6
15.7
12.9
Turning Radius (m)

Low Step Height - better ergonomics for driver, more cargo volume for a given vehicle height



40
55.7
61.5
72.9
45
Step in Height (cm)

Max Battery Capacity - longer distance capabilities for more transactions / route



80
41
36
35
67
Max Battery Capacity (kWh)

■ REE ■ Mercedes eVito ■ VW eCrafter ■ Mercedes eSprinter ■ Ford eTransit ■ Arrival van H3L4

(1) Based on publicly available information and statistics regarding market participants in the sectors in which REE competes. REE information based on current class 2 design

Short and Mid Haul Comparison - Powered by REEcorners[1]

	Length	Cargo Volume
Sprinter 144’’	5,925mm	10.5m^2
Mercedes eSprinter	6,088mm	11.0m
Short haul powered by REE	5,600mm	15.0m^2
	8% Shorter[2]	**36% more space[2]**




HIGH ROOF
144" WHEELBASE
2,500
2,040
5,600

	Length	Cargo Volume
Sprinter 170’’	7,360mm	15.5m^2
Mid haul powered by REE	6,900mm	20m^2
	6% Shorter[2]	**29% more space[2]**




170" WHEELBASE EXTENDED
SUPER HIGH ROOF
2550
2040
6900

(1) Based on publicly available information and statistics regarding market participants in the sectors in which REE competes. REE information based on current Mid and Short haul design
(2) Compared to Mercedes eSprinter

Superior Total Cost of Ownership

Vehicle

- Superior footprint, weight, cargo volume and payload attributes
- Better maneuverability & faster parking
- Extra space to carry more goods per route
- Low center of gravity
- Flexible battery packaging for maximum range

Maintenance Costs

- Quick REEcorner replacements - efficient module swaps for reduced Mean Time to Repair (MTTR)
- Reduced scheduled maintenance via Preventative Maintenance AI
- Minimal downtime

Power and Infrastructure

- Power agnostic (BEV or FCEV)
- Modular pack configurations
- Fast and smart charging

Lifecycle

- Built to last, >12 year lifecycles
- Body can be rebuilt without changing corners
- Power source upgradeable over time
- Component and function upgrades over time

Total Cost of Ownership[1]



$73,915
$91,250
$144,545
REE P4 Electric
Next Gen Electric
Diesel
2023 CY
$0.20/km
2023 CY
$0.25/km
2021CY
$0.40/km
$109,565
$118,770
$269,210
REE P7 Electric
Electric
Diesel
2023 CY
$0.30/km
2021 CY
$0.33/km
2021CY
$0.74/km

Class 2 Vans

19% reduction from new generation EV Vans
49% reduction from traditional Diesel Vans

Class 4 Vans

8% reduction from EV Vans
59% reduction from traditional Diesel Vans

(1) Assumes 36,500 km in operation per year for a 10 year period
Total Cost of Ownership includes purchase price + energy cost + infrastructure cost + maintenance cost less residual value. Competitor data based on publicly available information and statistics regarding market participants in the sectors in which REE competes and analyzed by REE internal research team. Diesel vehicle compliant with Euro 6 standards

Attractive Single Platform Unit Economics

Platform 4T - Up to 4-ton Light-Duty Commercial Vehicle



Bill of Materials at Mass Production[1]



$25,000
$6,312
$2,668
$5,764
$1,295
~ 36%
Gross Profit Margin
$8,961
Gross Revenue
Platform 2
Front Corners
Rear Corners
Labor & Others
Platform Gross Profit

Total Vehicle Cost

System	Cost
REE Platform	**$25,000**
Battery[3]	$10,800
Body[4]	$9,600
Total Vehicle Cost	**$45,400**

Comparable LCV MSRPs ($ in k)[5]



Volkswagen e-Crafter 5.5T
$76
Mercedes eVito 3.2T
$50
Volkswagen ABT eTransporter 3.2T
$57
Master ZE 3.1T
$67

(1) Example calculation based on current P4 platform
(2) Excludes drive motors and battery
(3) Estimated cost based on comparative LCV models. Assumes $180 / kWh
(4) Estimated cost based on comparative LCV models
(5) MSRP, excluding taxes and grants. Based on publicly available information and statistics regarding market participants in the sectors in which REE compete


205/50 R 17

REEcorner Technology

Extensive IP Portfolio Across Design, Component Engineering & Software

+60 patents[1]

REEboard

- Flat chassis
- Control systems and electrification

REEboard + REEcorner

- Redundancy and safety
- Operational Synergy between REEcorners
- Energy efficiency & performance
- Modularity
- Fast replacement and activation



REEcorner

- High performance compact suspension
- Extended steering per volume
- In-corner brake system
- Integrated powertrain
- Interfaces to external & remote systems
- Smart Service & Maintenance AI with OTA updates
- Smart corners
- Efficient off-vehicle servicing

(1) Pending and granted patents

Smart REEcorner – Unique Design with a Focus on Performance and Safety

REEcorner

- All components housed in the wheel arch; pre-certified for safety
- On-board e-motor fixed to chassis allows rotation at high speeds, leading to better driving efficiencies and safety (protected high voltage lines in the chassis)

Single Wheel X-by-Wire Technology

- Full SBW/BBW/DBW
- Improved vehicle dynamics from independent wheel control (steering, braking, torque)
- Perfect Ackermann geometry adjusts for different speeds, vehicle slip angles and various conditions
- Maintains adjustability of KPI angles (camber, caster, scrub radius, kingpin angle, etc.)
- AD ready
- Fully Redundant Systems with data gathering capabilities
- Robust encrypted communications


Sub-Frame
Damper & spring
Gear
e-Motor
On-board braking system
Torque transfer

Smart REEcorner – Unique Design with a Focus on Performance and Safety

Zone Architecture & Enhanced ESP

- REEcenter ECU is the primary "brain" of the platform, controlling all corner level functions
- REEcorner ECUs individually control all braking, steering, & traction components for Best-in-Class ESP, logging all sensor data for offline or cloud-based analysis

Autonomous Ready

- Single wheel XBW (Drive/Steer/Brake) Architecture
- State-of-the-art safety redundancies in case of failure

Data Logging

- All data collected uses a separate protected CAN
- Malware attacks blocked via proprietary protocols

ISO 26262 ASIL D Pre-Certified

- ISO's 26262 V-model compliant from design to validation
- TÜV ASIL D certification in process

Preventative Maintenance AI & OTA Updates

- Identification of malfunctions before they occur & instant failure reporting
- Secured, hash key protected, over the air updates
- Reduced maintenance costs -performing maintenance only when needed


REEcorner ECU
REEcorner ECU
REEcorner ECU
REEcorner ECU
REEcenter ECU
BMS
Control
Error + Status
Power

REE's Business and Operational Plan



Production Roadmap



2020
2021
2022
2023
2024
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Key Events
1st Engineering Center Established - UK
First IC Established U.S.
2nd IC Established Germany
3rd IC Established Japan
4rt IC Established TBD
Engineering Design
Product & systems engineering center driving customer program management & delivery
Production Intent
Vendor Networks Validated
Pilot Manufacturing
Safe Launch factory and process template
Purchasing
Vendor approval & RFQ
Samples
Build 1
Verify
Serial production supply and network optimization
Validation & Verification
Proof of concept
Completed
Design Validation
In progress
Alpha Verification
EC Lead
Beta Verification
EC Lead
Pilot Capability
LFS
Build Units
OTOP
Ramping globally 15k units
Ramping Globally 110k units

(1) Timing and locations represent management expectation and are subject to change. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results

Key Leadership



Daniel Barel Co-Founder & CEO

- Visionary leader and serial entrepreneur with a successful track record of building and leading technology companies including SoftWheel, SpecterX and CAUTES
- Strong foundation in Economics and Game Theory from the Hebrew University in Jerusalem



Michael-John Charlton COO

- 25+ years of experience in automotive operation & production
- Served as SVP for Tenneco Automotive, leading the global production expansion and plant establishment
- Previously served as Lead Director at TRW Automotive



Micha Risling VP BD

- 20+ years experience in building and leading new organizations, geographies, products and teams
- Served as SVP Business Development, Product and Marketing and the Head of Automotive at Valens



Mati Shani VP Program Management

- 20+ years of product and project management experience.
- Served in global high-tech companies including Innoviz, Nova and HP
- Expert at strategic planning, product and program management



Ahishay Sardes Co-Founder & CTO

- 15+ years of experience in leading multi-national R&D teams
- Deep knowledge and experience in mechanics, engineering and prototyping
- Previously served in senior leadership roles at SoftWheel and ZIV-AV Technologies



Keren Shemesh CMO

- 20+ years of multidisciplinary experience in B2B marketing
- Served in various leadership roles in high-tech companies in telecom, IoT and IR4.0
- Holds a BSC in Electrical Engineering



Angelique Strong Marks General Counsel

- 25+ years of legal experience
- Strong automotive background at leading Tier1 companies and previously served as Chief Legal Officer of four large multinational corporations
- Holds Juris Doctor, B.S in Finance and MBA in Finance and Management



Tali Miller Levin VP Corporate Development

- 20+ years of business development and managerial experience in telecom, hi-tech and environmental sectors
- Strong background in M&A and financing
- BA in Economics from Tel Aviv University and MBA from INSEAD



Hai Aviv CFO

- 15+ years of financial management experience
- Previously served as CFO at Beyond Air (XAIR) and Babylon Ltd (BBYL)
- CPA and holds B.A. in Business Accounting and MBT in Business and Taxation



Ohad Stauber VP R&D

- Industry veteran with 20+ years technology experience, previously from Intel and OSR
- Experience leading engineering teams in high-performance, results-driven environments
- BSc from Technion, Israel Institute of Technology and EMBA from Tel-Aviv University



Limor Raz VP HR

- Extensive HR management experience in leading tech companies
- Planning & implementation of HR strategy focused on business objectives, global recruitment, organizational growth & performance management

Highly-experienced talent pool fusing auto and tech

BYTON · ZF · intel · Elbit Systems · Elmo · Mobileye · Plasan · KARMA · TENNECO · Delphi Technologies · FCA · ARRIVAL · Fisker · TESLA · Ford · Autotalks · INNOVIZ · GM

10X Capital Has a Strong Track Record of Investing in Great Companies and SPACs



Hans Thomas CEO & Chairman

- Founder @ 10X
- 20+ Yrs. Wall St. & Silicon Valley
- Entrepreneur, VC + SPAC investor
- Featured in Bloomberg, WSJ, etc.



David Weisburd COO & Head of Origination

- Co-Head of Venture @ 10X
- Founder, Growth Technology Partners (acquired by 10X)
- Partner, Flight Ventures



Oliver Wriedt President & Head of Capital Markets

- 25+ Years Experience
- CEO @Vibrant Capital $7.3Bn AUM
- Co-CEO @CIFC $30Bn AUM
- Partner @GoldenTree $40Bn AUM



Guhan Kandasamy CFO

- Chief Credit Officer @ 10X
- 17 Yr. track record @Fannie Mae, DBRS, CoreLogic, Opera/Electrif.ai
- MBA Finance from Oxford



Woodrow H. Levin Board Member

- Board Member: DraftKings since 2013 (SPAC Exit 2020)
- Founder & CEO: Extend
- Founder & CEO Estate Assist (acquired by DocuSign)



Chris Jurasek Board Member

- 25+ Yrs. Tech Private Equity Leader
- Board Member: ConvergeOne (SPAC Exit 2018)
- President, JetSmarter; CEO Eagleview
- Operating Executive, Clearlake



Ziggy Jonsson Board Member

- Senior Partner @ 1/0 Capital
- Tech Founder @Better, Climb, Future Finance & TheNumber
- Former Head of Structured Credit @Bank of America



Gil Penchina Board Member

- Investor: LinkedIn, Paypal, Fastly, Cruise (acquired by GM), Rent the Runway, Discord, Dollar Shave Club, Carta, Wealthfront
- Ran M&A and International expansion @eBay 1998-2006

SPAC / IPO Track Record[1]

DraftKings, Palantir[3], Compass Therapeutics[2], Wish, ConvergeOne

Selected Portfolio Companies[4]

23andMe, better.com, carta, PayPal, LinkedIn, Robinhood, pipefy, headspace, ripple, vicarious, TONAL, ALPHAFLOW

(1) Includes transactions attributable to SPAC management, board & sponsorship group, on target and acquirer side
(2) Biotech "two-step" APO reverse merger transaction
(3) Direct listing. NYSE:PLTR
(4) List is representative & not exhaustive

Robust Revenue Growth[1,2]

- $19Bn+ total cumulative revenue by 2026
  - Signed MOUs represent $5.1Bn of total cumulative revenue by 2026, or 27% of total cumulative revenue
  - $14.0Bn in Advanced Pipeline stage by 2026
  - Partners include leaders in EV and autonomous driving across Automotive, Logistics, and Mobility / Technology
- Additional early-stage customers represent significant upside potential

Total Pipeline Revenue by Segments ($ in Billions)



Autonomous Delivery
Light Commercial Vehicles
Delivery Vans and Trucks
Mid Duty Commercial Vehicles
Mobility as a Service (MaaS)
0.3
2.7
5.7
10.4
2023
2024
2025
2026

Active Projects Highlights

Segment	Number of Projects
Autonomous Delivery	3
Light Commercial Vehicles	3
Delivery Vans and Trucks	5
Mid Duty Commercial Vehicles	2
Mobility as a Service (MaaS)	3
Total	**16**

Cumulative 2021E - 2026E Revenue by Segments



Mobility as a Service (MaaS) 10%
Autonomous Delivery 15%
Mid Duty Commercial Vehicles 18%
Light Commercial Vehicles 27%
Delivery Vans and Trucks 29%

Total: $19.1Bn

Cumulative 2021E - 2026E Revenue By Stage



Signed MOUs $5.1Bn / 27%
Advanced Pipeline $14.0Bn / 73%

Total: $19.1Bn

(1) MOUs may be modified or canceled pursuant to their terms. The Advanced Pipeline reflects initial revenue indications from potential customers and not contractual commitments. Actual sales may differ materially from projected volume

(2) These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results

Attractive Margin and Free Cash Flow Profile

Gross Profit ($ in Millions)[1]



Gross Margin (%)
(2%)
6%
20%
26%
31%
31%
(0)
1
70
710
1,757
3,247
2021
2022
2023
2024
2025
2026

- Reductions in material and labor / overhead as production volume increases
- Leverage partner manufacturing capabilities

EBITDA ($ in Millions)[1]



EBITDA Margin (%)
(42)
(96)
(6)
(2%)
10%
275
16%
904
1,693
16%
2021
2022
2023
2024
2025
2026

- Core technology has been already developed, limiting ongoing R&D expenditures
- Significant operating leverage from SG&A

Free Cash Flow ($ in Millions)[1]



(64)
(124)
(100)
(137)
307
770
2021
2022
2023
2024
2025
2026

- REE only needs to assemble components at its Integration Centers, reducing Capex requirements
- Cash flow positive by 2025

(1) These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures. For more information about non-GAAP financial measures, see slide 3

Transaction Summary



Pro Forma Equity Ownership

Sources & Uses[1,2]

$ in Millions

Sources	
10X Capital Trust[3]	$201
Rollover Equity	$3,000
PIPE	$300
Total Sources	**$3,501**

Uses	
Cash to Balance Sheet	$436[5]
Rollover Equity	$3,000
Fees & Other Transaction Expenses	$65
Total Uses	**$3,501**

- All REE preferred and common equity holders will receive stock in public company
- Proceeds from transaction will be used to capitalize balance sheet for $436 million, net of $65 million estimated transaction related fees and expenses
- REE will use proceeds to primarily fund:
  - Build out of strategic network of integration centers globally
  - CapEx for machinery and tooling and R&D engineering centers
  - Working capital to support increasing production demand
- Co-founders to hold 10x voting Class B ordinary shares granting each up to 39% voting power in the company (assuming no redemptions)

Pro Forma Valuation[4]

Share Price	$10.00
Pro Forma Shares Outstanding (Millions of shares)	358.1
Equity Value	**$3,581**
Plus: Debt	0
Less: Cash on Balance Sheet	$436[5]
Enterprise Value	**$3,144**

Pro Forma Post Money Ownership[4]

% / Millions of shares



10X Shareholders
5.6% / 20.1
10X Sponsor Shares(6)
2.2% / 7.9
PIPE Investors
8.4% / 30.0
Existing REE Shareholders
83.8% / 300.0

(1) Based on REE capital structure
(2) Assumes no redemption from the public shareholders of 10X
(3) Cash in Trust value at December 21, 2020
(4) Values shown assuming $10 per 10X share; does not include 10.1 and 5.5 million public and sponsor out of the money warrants
(5) Exclusive of REE's cash contribution
(6) Sponsor stake equivalent to 7.9 million shares of Class A shares, from which 1.5 million shares are subject to forfeiture upon the happening of certain events

Operational Benchmarking

Emerging EV Platforms[1,2] | Established EV Platforms

Revenue CAGR (%)

Company	Revenue CAGR (%)
REE (2023-25E)	307

2022-24E Revenue CAGR — Emerging EV Platforms (Median : 121%)

Arrival	Nikola	Hyliion	The Lion Electric Co	XL Fleet	Fisker (2023-25E)	Canoo	Lordstown	Workhorse
274	236	147	133	121	115	108	85	79

2022-24E Revenue CAGR — Established EV Platforms (Median : 26%)

NIO	Tesla
32	20

Gross Margin (%)

Company	Gross Margin (%)
REE (2025E)	30.9

2024E Gross Margin — Emerging EV Platforms (Median : 25.6%)

Hyliion	Canoo	Fisker (2023E)	Arrival	XL Fleet	Lordstown	Workhorse	Nikola	The Lion Electric Co
35.3	30.0	26.5	26.2	25.0	18.6	17.5	16.6	N/A

2024E Gross Margin — Established EV Platforms (Median : 22.7%)

Tesla	NIO
24.1	21.4

EBITDA Margin (%)

Company	EBITDA Margin (%)
REE (2025E)	15.9

2024E EBITDA Margin — Emerging EV Platforms (Median : 14.4%)

Hyliion	Arrival	XL Fleet	The Lion Electric Co	Fisker (2023E)	Canoo	Workhorse	Lordstown	Nikola
28.8	22.9	22.4	19.5	14.4	13.1	12.8	10.4	(6.5)

2024E EBITDA Margin — Established EV Platforms (Median : 13.1%)

Tesla	NIO
19.1	7.0

Source: Capital IQ as of February 1, 2021

(1) All financial projections for emerging EV platforms are per management at SPAC deal announcement except for Fisker, Nikola, and Workhorse

(2) These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures. For more information about non-GAAP financial measures, see slide 3

Valuation Benchmarking



Emerging EV Platforms[1,2]
Established EV Platforms
EV / Revenue
(x)
1.2
0.6
0.3
REE 2024E
REE 2025E
REE 2026E
2024E EV / Revenue
Median : 1.3x
4.7 WORKHORSE
3.0 NIKOLA
2.2 CANOO
1.9 XL Fleet
1.3 HYLIION
1.3 THE LION ELECTRIC CO
1.2 ARRIVAL
0.9
0.7 LORDSTOWN
2024E EV / Revenue
Median : 7.8x
9.0 TESLA
6.6 NIO
EV / EBITDA
(x)
11.4
3.5
1.8
REE 2024E
REE 2025E
REE 2026E
2024E EV / EBITDA
Median : 6.9x
17.0 CANOO
10.1 WORKHORSE
8.7 XL Fleet
7.0 LORDSTOWN
6.7 THE LION ELECTRIC CO
5.5
5.2 ARRIVAL
4.7 HYLIION
NM NIKOLA
2024E EV / EBITDA
Median : 70.2x
93.3 NIO
47.1 TESLA

Source: Capital IQ as of February 1, 2021

(1) All financial projections for emerging EV platforms are per management at SPAC deal announcement except for Fisker, Nikola, and Workhorse

(2) These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures. For more information about non-GAAP financial measures, see slide 3

Transaction Represents Attractive Discount to Peers

Implied Enterprise Value ($ in Billions)



Implied Value Based off Peer Trading Multiples
Current Transaction Value
45.5
28.4
11.4
5.7
3.1
92% Implied Discount
64% Implied Discount
Established EV Platforms
5.0x – 8.0x EV / 2025E Revenue
Emerging EV Platforms
1.0x – 2.0x EV / 2025E Revenue
Post-Money Enterprise Value
0.6x EV / 2025E Revenue

Based off peers' 2024E trading multiples ranges, reflecting differences in production ramp-up timelines



Thank you